Exhibit 99.2

Fourth Quarter 2021 Conference Call

Safe Harbor 2 This presentation contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended .. These forward - looking statements reflect the current views of First Western Financial, Inc .. ’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance .. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward - looking nature .. These forward - looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control .. Accordingly, First Western cautions you that any such forward - looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict .. Although First Western believes that the expectations reflected in these forward - looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward - looking statements .. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - looking statements : the COVID - 19 pandemic and its effects ; integration risks in connection with acquisitions ; the risk of geographic concentration in Colorado, Arizona, Wyoming and California ; the risk of changes in the economy affecting real estate values and liquidity ; the risk in our ability to continue to originate residential real estate loans and sell such loans ; risks specific to commercial loans and borrowers ; the risk of claims and litigation pertaining to our fiduciary responsibilities ; the risk of competition for investment managers and professionals ; the risk of fluctuation in the value of our investment securities ; the risk of changes in interest rates ; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low - cost funding sources .. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10 - K filed with the U .. S .. Securities and Exchange Commission (“SEC”) on March 12 , 2021 and other documents we file with the SEC from time to time .. All subsequent written and oral forward - looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph .. Forward - looking statements speak only as of the date of this presentation .. First Western undertakes no obligation to publicly update or otherwise revise any forward - looking statements, whether as a result of new information, future events or otherwise (except as required by law) .. Certain of the information contained herein may be derived from information provided by industry sources .. The Company believes that such information is accurate and the sources from which it has been obtained are reliable ; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information .. This presentation contains certain non - GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures .. Reconciliations of non - GAAP financial measures to GAAP financial measures are provided at the end of this presentation .. Numbers in the presentation may not sum due to rounding .. Our common stock is not a deposit or savings account .. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality .. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted .. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation .. Any representation to the contrary is a criminal offense .. Except as otherwise indicated, this presentation speaks as of the date hereof .. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof ..

3 Overview of 4Q21 Strong Organic Balance Sheet Growth 4Q21 Earnings Teton Financial Services Acquisition ▪ Acquisition closed on December 31, 2021 ▪ Upon closing, acquisition was immediately accretive to tangible book value ▪ Integration proceeding on schedule with core banking system integration and consolidation of branches set for May 2022 ▪ Non - performing assets declined to 0.17% of total assets from 0.21% at 3Q21 ▪ History of exceptionally low charge - offs continues Asset Quality Remains Exceptional ▪ Record quarter of loan production resulted in net loan growth of $350.8 million, $252.3 million from acquisition and $98.5 organic loan growth (1) , or 25% annualized, with increases across nearly all portfolios ▪ Organic deposit growth (1) of 10% annualized ▪ Tangible book value per common share (1) increased 22% annualized from 3Q21 and 21% from 4Q20 ▪ Net income available to common shareholders of $1.9 million ▪ Diluted EPS of $0.23 ▪ Excluding acquisition - related expenses, adjusted net income of $4.8 million, or $0.57 per diluted share (1) (1) See Non - GAAP reconciliation

4 Net Income Available to Common Shareholders and Earnings per Share ▪ Net income of $1.9 million, or $0.23 diluted earnings per share, in 4Q21 ▪ Excluding acquisition - related expenses, adjusted diluted earnings per share (1) of $0.57 in 4Q21 ▪ Strong profitability and Teton Financial Services acquisition resulted in 6.3% and 5.4% increase in book value per share and tangible book value per share (1) , respectively, from 3Q21 ▪ Earnings growth coming from combination of continued organic growth of more mature profit centers, contribution of newer profit centers ramping up, and accretive acquisitions $6,277 $6,417 $1,917 $4,979 $5,999 $6,331 $6,669 $4,776 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Net Income Adjustments to Net Income (1) $0.76 $0.78 $0.23 $0.62 $0.74 $0.77 $0.81 $0.57 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Net Income Adjustments to Net Income Net Income Available to Common Shareholders Diluted Earnings per Share (1) See Non - GAAP reconciliation (1) (1) (1) (1) (1) (1) (1) $ 4,874 $ 0.61

5 Wealth Management Segment Earnings (1) See Non - GAAP reconciliation $0.69 $0.73 $0.86 $0.79 $0.71 $1.63 $3.09 $0.91 $0.99 $1.01 $1.07 $0.75 $4.26 $3.81 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY20 FY21 Wealth Management Segment Consolidated ▪ Wealth Management segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines ▪ Growth in private banking, commercial banking, and TIM businesses replacing earnings generated by mortgage segment in 2020 and creating sustainable path to higher profitability over long - term ▪ Decline in wealth management segment earnings from 3Q21 primarily due to the provision expense, reduction in PPP fee income, and accretion income on acquired loans Wealth Management Segment Diluted Pre - Tax Earnings Per Share (1)

6 Loan Portfolio ▪ Total loans HFI increased $350.8 million from prior quarter ▪ Teton Financial Services acquisition contributed $252.3 million in loans HFI ▪ Organic loan growth (1) of $98.5 million in 4Q21 ▪ Strong organic growth across most portfolios ▪ New production in Cash, Securities and Other portfolio partially offset by PPP forgiveness 4Q 2020 3Q 2021 4Q 2021 Cash, Securities and Other $357,020 $293,837 $295,948 Construction and Development 131,111 132,141 178,716 1 - 4 Family Residential 455,038 502,439 580,872 Non - Owner Occupied CRE 281,943 358,369 482,622 Owner Occupied CRE 163,042 167,638 212,426 Commercial and Industrial 146,031 148,959 203,584 Total Loans HFI $1,534,185 $1,603,383 $1,954,168 Mortgage loans held - for - sale (HFS) 161,843 51,309 30,620 Total Loans $1,696,028 $1,654,692 $1,984,788 $252.3 $201.1 $144.6 $142.5 $133.4 $224.6 $128.1 $122.6 $91.5 $84.4 $122.3 $48.7 $30.5 $91.4 $40.6 $21.5 $0 $50 $100 $150 $200 $250 $300 4Q20 1Q21 2Q21 3Q21 4Q21 Teton Acquired Production Loan Payoffs PPP Forgiveness (in millions) $1,644 $1,731 $1,660 $1,648 $1,693 $1,655 $1,985 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 4Q20 1Q21 2Q21 3Q21 4Q21 3Q21 4Q21 HFI HFS (1) Excludes deferred (fees) costs, and amortized premium/( unaccreted discount), net ($ in thousands, as of quarter end) Loan Portfolio Composition (1) Loan Portfolio Details Loan Production & Loan Payoffs Average Total Loans (1) Average Period End

7 Total Deposits ▪ Total deposits increased $423.4 million from end of prior quarter ▪ Teton Financial Services acquisition contributed $379.2 million in deposits ▪ Organic deposit growth (1) of $44.2 million ▪ Strong new client acquisition activity resulted in $110 million in new deposit accounts in 4Q21 4Q 2020 3Q 2021 4Q 2021 Money market deposit accounts $847,430 $905,196 $1,056,669 Time deposits 172,682 137,015 170,491 NOW 113,052 137,833 309,940 Savings accounts 5,289 5,620 32,299 Noninterest - bearing accounts 481,457 596,635 636,304 Total Deposits $1,619,910 $1,782,299 $2,205,703 $1,577 $1,721 $1,705 $1,723 $1,805 $1,782 $2,206 $0 $500 $1,000 $1,500 $2,000 $2,500 4Q20 1Q21 2Q21 3Q21 4Q21 3Q21 4Q21 Average Period End ($ in millions) Deposit Portfolio Composition Total Deposits

▪ During 2020, expanded commercial banking team and added construction lending expertise ▪ Increase in commercial banking clients contributing to growth in total loans and low - cost deposits while improving overall diversification ▪ Stronger commercial banking platform complements private banking and expanded mortgage capabilities to create a more valuable franchise with additional catalysts for future growth 8 Commercial Banking Driving Growth $977 $1,213 $1,055 $1,185 $1,401 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $908 $871 $975 $1,026 $1,121 $400 $600 $800 $1,000 $1,200 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 (1) Reflects loans to commercial borrowers across all loan categories excludes SBA PPP loan balances due to their short - term nature. (in millions) (in millions) Up 23% Year - Over - Year Up 43% Year - Over - Year Total Commercial Loans (1) Total Commercial Deposits

9 Trust and Investment Management ▪ Total assets under management increased $445.9 million from September 30, 2021 to $7.35 billion at December 31, 2021 ▪ The increase in asset balances was attributable to the Teton acquisition and improving market conditions as well as account additions and new account growth $6,255 $6,486 $6,762 $6,906 $7,352 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter end) Total Assets Under Management

(1) All numbers represented do not include the impact of taxes (2) The deferred loan origination expenses are recorded in non - interest expenses (Salaries and Benefits) and amortized throug h net interest income (3) Includes $0.8 million in SBA fee income less $0.1 million of deferred loan origination expense Paycheck Protection Program Overview Impact on 4Q21 Financials (1) ($ in Millions) Net Interest Income Amortization of SBA fee income and deferred loan origination expense (2) $0.5 Interest income from PPP loans, less PPPLF funding cost $0.1 Net Interest Income $0.6 Net Interest Margin Impact 6 bps ($ in Millions) As of 12/31 /21 Total Loans (existing PPP) $46.8 PPP Loans Acquired (included in total) $6.7 Total Loans Forgiven $239.3 PPPLF advances $23.6 Remaining Fees to be Recognized Pre - Tax (3) $0.7 10

(1) See Non - GAAP reconciliation (2) Gross Revenue for Capital Management includes amounts for the fourth quarter of 2020 through the completion of the sale of th e L A Fixed Income Team on November 16, 2020. Financial results after that date for the unsold portion are presented in Wealth Management .. 11 Gross Revenue ▪ Gross revenue (1) decreased 7.5% from 3Q21, primarily due to lower net gain on mortgage loans ▪ Increases in most non - interest income generating areas compared to 3Q21 ➢ Trust and investment management fees up 0.6% ➢ Bank fees up 35.8% ➢ Risk management and insurance fees up 125.3% Adjusted Non - interest Income $9,053 Net Interest Income $14,387 38.6% 61.4% (1) $23.4 $23.7 $23.7 $25.3 $23.4 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q4 2020⁽²⁾ Q1 2021 Q2 2021 Q3 2021 Q4 2021 Wealth Management Capital Management Mortgage (in millions) 4Q21 Gross Revenue (1) Gross Revenue (1)

12 Net Interest Income and Net Interest Margin ▪ Net interest income decreased 3.1% from 3Q21, primarily due to lower PPP fees and purchase accretion income ▪ Excluding PPP fees and purchase accretion income, net interest income increased $0.3 million from 3Q21 ▪ Net interest margin, including PPP and purchase accretion, decreased 22 bps to 2.92% ▪ Net interest margin, excluding PPP and purchase accretion (1) , decreased 11 bps to 2.95%, primarily due to lower loan yields ▪ Net interest margin should expand as excess liquidity is used to fund continued loan growth $13,457 $13,053 $14,223 $14,846 $14,387 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 3.07% (1) 2.88% (1) 2.88% (1) 3.06% (1) 2.95% 3.10% 2.90% 3.01% 3.14% 2.92% -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Net Interest Margin Adjusted Net Interest Margin (1) (in thousands) (1) See Non - GAAP reconciliation Net Interest Income Net Interest Margin

13 Non - Interest Income ▪ Non - interest income decreased 9.1% from 3Q21 ▪ Lower net gain on mortgage loans offset increases in most other areas ▪ Trust and Investment Management fees increased 6.8% from fourth quarter of 2020 ▪ $0.5 million net gain on equity interests in 4Q21 $9,954 $10,615 $9,498 $10,495 $9,542 $0 $5,000 $10,000 $15,000 $20,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Trust and Investment Management Fees Net Gain on Mortgage Loans Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance Other $4,868 $4,847 $5,009 $5,167 $5,197 $4,000 $4,200 $4,400 $4,600 $4,800 $5,000 $5,200 $5,400 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 (in thousands) (in thousands) Total Non - Interest Income Trust and Investment Management Fees

14 Mortgage Operations ▪ Mortgage locks down 39% from prior quarter ▪ Refi/Purchase mix of 41% / 59% in 4Q21 compared to 39% / 61% in 3Q21 and 49% / 51% in 2Q21 ▪ Profit margin down 38% due to decreased revenue as a result of the decrease in locks ▪ Non - interest expense down 29% in Mortgage segment from 1Q21 $414.5 $490.8 $319.7 $256.1 $196.7 $32.4 $33.9 $41.2 $36.5 $34.3 $0 $100 $200 $300 $400 $500 $600 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Originations for Sale Originations for Porfolio $376.6 $359.4 $268.2 $279.0 $170.3 $0 $50 $100 $150 $200 $250 $300 $350 $400 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 (in millions) $1.7 $2.1 $1.2 $2.3 $0.3 $4.3 $5.2 $3.9 $4.5 $2.5 40% 41% 31% 50% 12% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Net Income Revenue Profit Margin (in millions) Mortgage Originations Mortgage Details Net Income, Revenue and Profit Margin Mortgage Loan Locks

15 Non - Interest Expense and Efficiency Ratio ▪ Non - interest expense increased 24.7% from 3Q21 ▪ 4Q21 included $3.7 million of acquisition - related expense, compared with $0.3 million in 3Q21 ▪ Excluding acquisition - related expense, non - interest expense increased from 3Q21 primarily due to higher bonus accruals resulting from strong loan and deposit production $171 (1) $4 (1) $74 (1) $337 (1) $3,700 (1) $15,614 $15,629 $15,521 $16,469 $20,530 $0 $5,000 $10,000 $15,000 $20,000 $25,000 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Non-Interest Expense Adjustments to Non-Interest Expense (1) 66.0% 66.0% 65.1% 63.7% 71.8% 0% 20% 40% 60% 80% 100% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 (1) See Non - GAAP reconciliation Total Non - Interest Expense Operating Efficiency Ratio (1) (in thousands)

16 Asset Quality ▪ Stable asset quality across the portfolio ▪ Immaterial net charge - offs again in the quarter ▪ $0.8 million provision for loan losses related to growth in total loans ▪ Non - performing assets decreased to 0.17% of total assets from 0.21% in 3Q21 ▪ ALL/Adjusted Total Loans (1) decreased to 0.88% in 4Q21 from 0.91% in 3Q21, consistent with strong asset quality and immaterial losses 0.22% 0.18% 0.16% 0.21% 0.17% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Non - Performing Assets/Total Assets Net Charge - Offs/Average Loans (1) Adjusted Total Loans – Total Loans minus PPP loans and acquired Loans; see non - GAAP reconciliation

17 2022 Outlook and Priorities ▪ First Western is well positioned to deliver another strong year of organic and acquisitive growth in 2022 ▪ Increasing production from commercial banking platform expected to result in strong organic loan growth ▪ Focused on fully realizing the synergies from Teton Financial Services acquisition ▪ Continued investment in new banking talent and market expansion should continue to create additional sources of organic growth ▪ Capitalize on the benefits of increased scale to continue investing in technology and talent while still realizing improved operating leverage ▪ Balance sheet is well positioned to benefit from rising interest rates ▪ Evaluate additional accretive acquisition opportunities ▪ Continue executing well and further enhancing the value of the First Western franchise

Appendix 18

19 Capital and Liquidity Overview 10.54% 10.54% 13.54% 9.31% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Tier 1 Capital to Risk-Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk-Weighted Assets Tier 1 Capital to Average Assets Liquidity Funding Sources (as of 12/31/21) Liquidity Reserves: Total Available Cash $ 383,279 Unpledged Investment Securities 37,315 Borrowed Funds: Unsecured : Credit Lines 54,000 Secured : FHLB Available 509,659 Brokered Remaining Capacity 507,004 Total Liquidity Funding Sources $ 1,491,752 Loan to Deposit Ratio 88.4% $91,662 $104,411 $130,704 $187,139 $11.50 $13.15 $16.44 $19.87 $10.00 $15.00 $20.00 $25.00 $30.00 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 4Q18 4Q19 4Q20 4Q21 TCE TBV/Share (in thousands) (1) See Non - GAAP reconciliation Consolidated Capital Ratios (as of 12/31/21) Tangible Common Equity / TBV per Share (1) (in thousands)

20 Non - GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of the Three Months Ended, (Dollars in thousands) Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 September 30, 2021 Dec. 31 , 2021 Total shareholders' equity $116,875 $127,678 $154,962 $175,129 $219,041 Less: Preferred stock (liquidation preference) - - - - - Goodwill and other intangibles, net 25,213 19,714 24,258 24,246 31,902 Intangibles held for sale (1) - 3,553 - - Tangible common equity 91,662 104,411 $130,704 150,883 187,139 Common shares outstanding, end of period 7,968,420 7,940,168 7,951,773 8,002,874 9,419,271 Tangible common book value per share $11.50 $13.15 $16.44 $18.85 $19.87 Net income available to common shareholders $1,917 Return on tangible common equity (annualized) 4.10% (1) Represents the intangible portion of assets held for sale Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 Non - interest expense $15,614 $15,629 $15,521 $16,469 $20,530 Less: amortization 4 4 4 5 4 Less: acquisition related expenses 153 - 70 332 3,696 Less: provision on other real estate owned 76 - - - - Less: loss on assets held for sale - - - - - Plus: gain on sale of LA fixed income team 62 - - - - Adjusted non - interest expense $15,443 $15,625 $15,447 $16,132 $16,830 Net interest income $13,457 $13,053 $14,223 $14,846 $14,387 Non - interest income 9,954 10,615 9,498 10,495 9,542 Less: Net gain on equity interests - - - - 489 Less: Net gain on sale of assets - - - - - Adjusted non - interest income 9,954 10,615 9,498 10,495 9,053 Total income $23,411 $23,668 $23,721 $25,341 $23,440 Efficiency ratio 66.0% 66.0% 65.1% 63.7% 71.8%

Non-GAAP Reconciliation

Wealth Management Gross Revenue	For the Three Months Ended,				
(Dollars in thousands)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Total income before non-interest expense	$17,973	$18,471	$19,782	$20,438	$20,619
Less: Net gain on equity interests	-	-	-	-	489
Plus: Provision for loan loss	695	-	12	406	812
Gross revenue	**$18,668**	**$18,471**	**$19,794**	**$20,844**	**$20,942**

Capital Management Gross Revenue	For the Three Months Ended,				
(Dollars in thousands)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Total income before non-interest expense	$423	$-	$	$	$
Plus: Provision for loan loss	-	-	-	-	-
Gross revenue	**$423**	**$-**	**$**	**$**	**$**

Mortgage Gross Revenue	For the Three Months Ended,				
(Dollars in thousands)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Total income before non-interest expense	$4,320	$5,197	$3,927	$4,497	$2,498
Plus: Provision for loan loss	-	-	-	-	-
Gross revenue	**$4,320**	**$5,197**	**$3,927**	**$4,497**	**$2,498**

Consolidated Gross Revenue	For the Three Months Ended,				
(Dollars in thousands)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Total income before non-interest expense	$22,716	$23,668	$23,709	$24,935	$23,117
Less: Net gain on equity interests	-	-	-	-	489
Plus: Provision for loan loss	695	-	12	406	812
Gross revenue	**$23,411**	**$23,668**	**$23,721**	**$25,341**	**$23,440**

Diluted Pre-Tax Earnings Per Share	For The Three Months Ended					For The Years Ended	
(Dollars in thousands)	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2020	December 31, 2021
Non-Mortgage income before income tax	$5,386	$5,917	$6,983	$6,199	$2,279	$12,085	21,378
Plus: Acquisition-related expenses	153	-	70	332	3,696	879	4,098
Mortgage income before income tax	1,716	2,122	1,205	2,267	308	20,978	5,902
Less: Income tax expense including acquisition tax effect	2,276	2,040	1,927	2,129	1,507	8,756	7,603
Net income available to common shareholders	$4,979	$5,999	$6,331	$6,669	$4,776	$25,186	$23,775
Diluted weighted average shares	8,015,780	8,098,680	8,213,900	8,246,353	8,370,998	7,961,904	8,235,178
Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share	**$0.69**	**$0.73**	**$0.86**	**$0.79**	**$0.71**	**$1.63**	**$3.09**
Consolidated Diluted Pre-Tax Earnings Per Share	**$0.91**	**$0.99**	**$1.01**	**$1.07**	**$0.75**	**$4.26**	**$3.81**

21

FIRSTWESTERN

22 Non - GAAP Reconciliation Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 Net income available to common shareholders $4,874 $5,999 $6,277 $6,417 $1,917 Plus: acquisition related expense including tax impact 105 - 54 252 2,859 Plus: loss on intangibles held for sale including t ax impact - - - - - Adjusted net income to common shareholders $4,979 $5,999 $6,331 $6,669 $4,776 Adjusted diluted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 Earnings per share $0.61 $0.74 $0.76 $0.78 $0.23 Plus: acquisition related expenses including tax impact 0.01 - 0.01 0.03 0.34 Plus: loss on intangibles held for sale including tax impact - - - - - Adjusted earnings per share $0.62 $0.74 $0.77 $0.81 $0.57 Allowance for loan losses to Bank originated loans excluding PPP As of (Dollars in thousands) September 30, 2021 December 31, 2021 Gross loans $1,603,383 $1,954,168 Less: Branch acquisition 117,465 360,661 Less: PPP loans 61,838 40,062 Loans excluding acquired and PPP 1,424,080 1,553,445 Allowance for loan losses 12,964 13,732 Allowance for loan losses to Bank originated loans excluding PPP 0.91% 0.88% Organic loan growth (annualized) As of (Dollars in thousands) September 30, 2021 December 31, 2021 Total loans held for investment $1,603,383 $1,954,168 Quarter - over - quarter growth in total loans held for investment 69,198 350,785 Less: loans acquired through Teton acquisition - 252,275 Organic quarter - over - quarter growth in total loans held for investment 69,198 98,510 Organic loan growth 24.58% Organic deposit growth (annualized) As of (Dollars in thousands) September 30, 2021 December 31, 2021 Total deposits $1,782,299 $2,205,703 Quarter - over - quarter growth in total deposits 103,246 423,404 Less: deposits acquired through Teton acquisition - 379,227 Organic quarter - over - quarter growth in total deposits 103,246 44,177 Organic deposit growth 9.91%

Non-GAAP Reconciliation

Adjusted net interest margin	For the Three Months Ended March 31, 2021			For the Three Months Ended June 30, 2021			For the Three Months Ended September 30, 2021			For the Three Months Ended December 31, 2021		
(Dollars in thousands)	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate
Interest-bearing deposits in other financial institutions	213,577	91		292,615	92		266,614	105		279,406	109	
PPP adjustment	21,173	5		17,115	4		1,636	-		9,556	3	
Available-for-sale securities	31,936	196		26,474	169		29,130	180		36,001	226	
PPP adjustment	-	-		-	-		-	-		-	-	
Loans	1,554,990	14,212		1,573,553	15,287		1,592,800	15,861		1,653,920	15,398	
PPP adjustment	(171,263)	(945)		(176,396)	(1,583)		(81,476)	(1,081)		(51,825)	(622)	
Purchase Accretion adjustment	-	(344)		-	(260)		-	35		-	398	
Adjusted total Interest-earning assets	1,650,413	13,215		1,773,360	13,709		1,808,704	15,100		1,927,058	15,512	
Interest-bearing deposits		974			866			829			813	
PPP adjustment		-			-			-			-	
Federal Home Loan Bank Topeka and Federal Reserve borrowings		132			117			82			55	
PPP adjustment		(109)			(93)			(59)			(31)	
Subordinated notes		340			342			389			477	
Adjusted total interest-bearing liabilities		1,337			1,232			1,241			1,314	
Net interest income		11,878			12,477			13,859			14,198	
Adjusted net interest margin			2.88%			2.88%			3.06%			2.95%

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